EXHIBIT  99.1

                              SETTLEMENT AGREEMENT
                              ---------- ---------

           THIS IS A SETTLEMENT AGREEMENT made as of March 4, 2001 (the "Settlement Date"), among Morgan Cooper, individually ("Cooper'), Morgan Cooper, Inc. ("the Company"), and American Nortel Communications, Inc. ("ANC"),

           The Parties to this Settlement Agreement ("the agreement") agree as follows:

           WHEREAS, the parties have certain disputes relating to the ownership, operation and continued business of the Company,

           WHEREAS, the parties believe it is in their respective best interests to resolve their disputes,

           NOW THEREFORE, the undersigned parties hereby, on the following terms, conditions, mutual covenants and promises, agree as follows:

           1.  Concurrent  with  the  closing  of  this  agreement:

                (a) Cooper shall appoint W.P. Williams to the Company's Board of Directors ("the Board");

                (b) Cooper and all other present Board members shall resign their positions on the Board;


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                (c)  Cooper shall resign his position as Chief Executive Officer and  all  other  positions  with  the  Company;

                (d) ANC shall immediately cause the Board to appoint a Chief Executive Officer.

           2. It being represented by Cooper that he and Zarina Cooper (together "the Coopers") own or control approximately 6,900,000 shares of stock in the Company, and ANC relying on that representation in exchange for a payment from and on behalf of ANC of $125,000, shall sell ANC all but 500, 000 of any shares of Company stock that the Coopers own or control clear of all liens and encumbrances. ANC shall make the payment at closing and the Coopers shall transfer all shares at that time. Cooper shall have all rights and powers to transfer any of his remaining shares as permitted under Rule 144 of the Securities and Exchange Commission, and the Company will instruct the transfer agent to remove any restrictive legend on share certificates for Cooper's remaining shares consistent with the provisions of Rule 144.

           3. Cooper agrees that, from and after the closing, he will reasonably cooperate with the Company with respect to any and all matters relating to all federal, state and local governments and governmental agencies, including the Internal Revenue Service, the Securities and Exchange Commission. In addition, he shall also cooperate in any litigation brought by or against~ the Company, including any efforts to recover amounts from Messrs- Caprio, Nunez and Morse and/or any entities that they may control or with which they have been affiliated.

           4. ANC and the Company agree that the Coopers shall be entitled to retain various samples from the Company's ladies' division, the office furniture at the Company's office and a personal computer in the Company's office.


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           5.  At  closing,  the  Company will transfer and assign to Cooper all right, title and interest and associated good will in the name "Morgan Cooper" and all variations and derivations thereof.

           6. At or after closing, the Company will change its name at the earliest time possible within the laws, regulations and procedures of the state of the Company's incorporation and the Company's by-laws.

           7. The Coopers shall have no limitations on their right to directly or indirectly engage or participate in, assist, advice or be connected with any business or enterprise, whether or not competitive with the Company, except they will not compete with the Company with respect to any specific projects that the Company is actively pursing as of the date of the execution and closing of this agreement, including the potential venture in American Samoa. The parties acknowledge that, on or after thirty days after the closing, the Coopers shall be free without limitation to pursue the ventures in American Samoa.

           8. At least five days before closing, Cooper and the Company shall provide to ANC a list of all accounts payable as of the date of the execution of this agreement. Closing of this agreement shall be contingent upon the production of this information, and upon review of that information, ANC shall have the right and power, at its sole discretion, to invalidate this agreement. The closing shall occur five days after Cooper and the Company provides the information contained in this paragraph.

           9. At closing, Cooper and the Company shall deliver to ANC all documents of the Company, in their possession, care, custody or control, including: (1) all books, records, accounts, checks and other related documents; and (2) any stock certificates, transfer books, minute books and other related records (3) Delivery of these documents shall take place at the Company's offices in New York. The documents that Cooper and the Company shall deliver to ANC shall be true in all material respects. ANC acknowledges that, due to recent


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events  at  the  Company,  certain  records  are  may  not  have been posted and processed and may not be up to date as of the closing date and will need to be completed after closing. However, Cooper arid the Company represent that the Company has retained and maintained all relevant documents received during this period, and upon completion of the bookkeeping, review and filing processes, such records shall be true and correct in all material respects. In the event that Cooper discovers any documents that have been inadvertently separated from the above documents (to the best of his knowledge, information and belief on the date he entered this agreement, he believes that none exist), but in no event later than 30 days after closing Cooper shall immediately advise ANC and the Company and shall immediately provide the originals (and copies if requested) to ANC and the Company.

           10. It being the assertion of Cooper that the Company owes him various amounts as a result of loans and other transactions with the Company, and the Company having insufficient information on which to evaluate that assertion, the Company will conduct an audit within I80 go days after closing and shall, as a result of that audit, produce an accounting of the amounts due and owing between the Coopers and the Company. In the event that the audit shows that the Company owes the Coopers money, the Company shall negotiate the payment on a payout basis. In the event that the audit shows that Cooper owes the Company money, the Company and Cooper shall likewise negotiate a payout of the amount due.

           11. ANC will use its best efforts to resolve any alleged violations against the Company under federal and state tax and securities laws and to satisfy the Company's outstanding accounts payable.

           12. Except as necessary for either party to enforce the provisions of paragraph 10 of this agreement, in consideration of the promises contained in this agreement, the parties hereby release and give up any and all claims and rights that they have against each other to the extent permitted by law, including without limitation the claims of ANC against the Coopers and the


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Company.  This releases all claims and rights1 including those of which they are not aware and those not mentioned in this release. This release applies to claims and rights resulting from anything that has happened up to now. At the closing, the Company will have its new Chief Executive Officer or its designated representative duly authorized to do so execute releases in favor of Morgan and Zarina Cooper giving effect to the provisions of this paragraph.

           13. Any representations and covenants of the parties contained in this agreement shall survive any termination of this agreement, the consummation of the transactions contemplated by this agreement and any examination or investigation by the parties. in each case for a period of two years from the date of closing.

           14. Except as specifically stated in this agreement, the parties agree that, by entering into this agreement, no party admits or acknowledges the validity of any of the claims and/or assertions made during the course of the negotiations of this agreement.

           15. The parties agree that the terms and language of this agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in the agreement shall be resolved against any party. Any controversy over the construction of this agreement shall be decided without regard to events of authorship

           16. This agreement represents all of the terms and conditions of the agreement among the parties and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, among the parties with respect to the subject matter hereof. There have been no representations, warranties, promises, inducements or considerations of any kind given with respect to the settlement herein except as are expressly memorialized in this agreement.

           17. Any provision that is or may be found to be in violation of any state or federal law shall be stricken. In that event, all other terms shall remain in full force and effect.


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           18.  Notices  given  pursuant to this Settlement Agreement must be in writing. Notices shall be deemed to have been duly given: (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, fo1lowed by a "hard" copy delivered by any other method specified in this agreement; or (iii) one (1) business day after being deposited for next-business-day delivery with Federal Express or other national overnight courier service providing delivery confirmation. In each case, notice shall be addressed as follows to:

                    Morgan  Cooper
                    142 Wooster Street, Apt. 513
                    New York, New York  10005
                    Facsimile No. (212) 529-6779

                    American  Nortel  Communications,  Inc.
                    7201  East  Came3back  Road,  Suite  320
                    Scottsdale,  Arizona  85251
                    Facsimile  No.  (480)  945-1909


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